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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): December 1, 2005

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                           Orleans Homebuilders, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                  1-6830            59-0874323
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(State or Other Jurisdiction    (Commission         (IRS Employer
      of Incorporation)         File Number)      Identification No.)


One Greenwood Square, Suite 101
3333 Street Road, Bensalem, PA                                19020
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (215) 245-7500
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 1, 2005 the Orleans Homebuilders, Inc. (together with its subsidiaries and affiliates, the "Company") Compensation Committee adopted a Supplemental Executive Retirement Plan (the "SERP") and Executive Compensation Deferral Plan (the "Deferral Plan" and together with the SERP, the "Plans"). The purposes of the SERP are to provide supplemental retirement income benefits to participants or their survivors upon the participants' retirement, or post-retirement death, and to provide for benefits to be paid to all participants' survivors in the event of a participant's death while employed. The purposes of the Deferral Plan are to provide participants in the Deferral Plan the opportunity to accumulate capita on a tax deferred basis. The Plans are also designed and have been implemented to increase the incentive of the participants to remain in the employ of the Company and to increase the Company's profitability. The Plans will be administered by the Company's Board of Directors or a committee of the Board that is authorized by the Board to administer the Plans.

         Under the provisions of the Plans, employees of the Company and any of its subsidiaries are eligible to participate in the Plans and the Company's Board of Directors selects employees that will be permitted to participate in the Plans and, with respect to the SERP, the participant's benefits level. Generally, participation in the Plans is limited to key members of management and other highly compensated employees. Among those that have been selected to be Tier 1 participants (discussed below) in the SERP and to be participants in the Deferral Plan are Jeffrey P. Orleans, Chairman and Chief Executive Officer, Benjamin D. Goldman, Vice Chairman, Michael T. Vesey, President and Chief Operating Officer, Robert Fitzsimmons, President of Masterpiece Homes, Inc. and Kyle Upper, Vice President - Land Acquisition. To participate in either Plan, an eligible employee must complete the necessary enrollment forms and elections, copies of which are attached hereto as Exhibits.

SERP
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         The SERP is intended to provide to each participant who remains continually employed by the Company until attaining age 65 an annual supplemental retirement benefit. The benefit to be paid to each participant will be a target annual amount equal to 0.50% for each year of past service with the Company (to a maximum of 20 years of past service recognized) plus, (a) for Tier 1 designated participants, 1.00% for each year of future service with the Company, and (b) for Tier 2 designated participants, 0.75% for each year of future service with the Company, multiplied by the average of the participant's highest five consecutive base salary and annual bonus as determined in accordance with the SERP. The benefit is payable for life with a minimum of 10 years guaranteed. In order to qualify for normal retirement benefits, a Participant must have five years of participation in the SERP. Early retirement will be permitted beginning at age 55, after 5 years of participation in the Plan. Early retirement benefits will be adjusted actuarially to reflect the early retirement date.

         If a participant in the SERP should die while employed by the Company, his or her beneficiary will receive a survivor benefit equal to (a) one hundred

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percent (100%) of the participant's recognized compensation at date of death paid for one year, and (b) fifty percent (50%) of the participant's recognized compensation at date of death paid for each of the following four years. This survivor benefit is payable in monthly installments commencing on the first day of the month following the participant's death.

         If a participant terminates employment with the Company prior to attaining his or her normal retirement date, other than by reason of early retirement, death or disability, the participant will forfeit all benefits under the SERP.

         The Company can amend or terminate the SERP at any time. However, no termination will affect the participants' accrued benefits as determined in accordance with the SERP or delay any payments to a participant beyond the time that such amount would otherwise be payable without regard to the amendment.

DEFERRAL PLAN
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         In addition to the retirement benefits provided by the SERP, under the
Deferral Plan, participants will have the ability to defer a portion of their compensation which will be credited to an account maintained by the Company for the participant. Amounts contributed by participants are always vested. Participant deferral accounts will be maintained by the Company for recordkeeping purposes only. Participants will have no interest in any assets which may be set aside by the Company to meet its obligations under the Deferral Plan.

         A participant may elect to treat all or a portion of his or her deferral account as if it had been used to purchase one or more specific investments. All of these "shadow" investments will be securities or mutual funds which are registered for sale to investors in the United States. Company securities will not be offered as one of the "shadow" investments. Changes in value of the shadow investments will be credited or charged to participant accounts as these changes occur.

         Participants may choose how the deferral amounts in their accounts will be distributed; either (a) in a lump sum or installments beginning on a specified date, or (b) upon separation from service. In addition, a participant's account will be distributed in the event of the participant's (a) death, or (b) disability. There also is provision for distributions from participant accounts in the event of a participant's severe financial hardship.

         The foregoing descriptions of the Plans do not purport to be complete and are qualified in their entirety by reference to the Plans, copies of which will be filed as exhibits to the Company's next quarterly report on Form 10-Q.



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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ORLEANS HOMEBUILDERS, INC.


Dated: December 7, 2005                       Joseph A. Santangelo
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                                              By:  Joseph A. Santangelo
                                              Chief Financial Officer